Exhibit 99.1
Serve Robotics Announces Second Quarter 2025 Results

•Delivery Volume growth of nearly 80% quarter over quarter

•Launched Atlanta market and announced Chicago launch in the coming weeks

•Second quarter revenue of $642 thousand, a 46% increase versus Q1 2025

•Maintained a strong liquidity position of $183 million

SAN FRANCISCO, August 7, 2025 -- Serve Robotics Inc. (the “Company” or “Serve”) (Nasdaq: SERV), a leading autonomous sidewalk delivery company, today announced financial results for the second quarter ended June 30, 2025.

“Serve is building the world ahead, where autonomous last mile transportation is ubiquitous and foundational,” said Dr. Ali Kashani, Serve’s Co-founder and CEO. “This quarter marked a major step forward as we expanded into new markets, scaled operations, and fueled our autonomy flywheel to an unprecedented degree. With every successful delivery, Serve’s growing fleet gets smarter, stronger, and more efficient.”

“Our disciplined execution this year has positioned us to scale confidently. After quadrupling our fleet in the first half of the year, we plan to quadruple yet again in the back half of 2025,” said Brian Read, CFO of Serve. “We’re entering a new phase of growth through 2026 with expanding market reach, improving operational efficiency, and stronger expected revenue generation resulting in projected annualized $60M-$80M revenue upon full utilization of our 2000-robot fleet.”

Business Highlights

•Continued Fleet Growth: Successfully delivered over 120 new third-generation robots ahead of schedule in the second quarter. Daily supply hours increased by over 340% compared to Q2 2024.

•Continued Volume Growth: During the second quarter, delivery volume increased over 78% sequentially from Q1.

•Expanded Reach: Launched new metro market in Atlanta and expanded footprint in the Los Angeles and Miami markets. Also successfully completed our first Middle East pilot in downtown Doha.

•Partnership Expansion: Following the end of Q2, we began delivering for Little Caesars, the third largest pizza chain in the U.S. This national partnership highlights our strategic focus to be the preferred delivery partner for key merchants.

Financial Highlights
•Revenue: Revenue for Q1 2025 was in line with guidance and increased 46% on a sequential basis to $642 thousand. Fleet Revenues, which include Delivery and Branding Revenue, grew $117 thousand, representing a 55% increase quarter over quarter.
•Balance Sheet: Strong liquidity position of $183 million as of June 30, 2025, expected to provide runway through the end of 2026.
•Outstanding Shares: Approximately 59.3 million shares of common stock outstanding as of June 30, 2025.

Outlook

•Guidance Reiterated: Projected annualized revenue run-rate of $60 to $80 million once our 2,000-robot fleet is fully deployed and reaches target utilization, which we anticipate will occur during 2026.

•Guidance for Q3: With revenue growth between 170% and 215% year over year, we are projecting $600 to $700 thousand revenue in Q3.

•Fleet Scale: We anticipate deployment acceleration in 2H that is expected to more than double our robot fleet in Q3.

Quarterly Conference Call
Company management will host a conference call and webcast today at 2:00 p.m. PT / 5:00 p.m. ET to discuss the financial results and provide a corporate update. A live webcast and replay can be accessed from the investor relations page of Serve’s website at investors.serverobotics.com.

Individuals interested in listening to the conference call may do so by dialing 1-800-715-9871 and referencing conference ID 9575103.

Serve develops advanced, AI-powered, low-emissions sidewalk delivery robots that endeavor to make delivery sustainable and economical. Spun off from Uber in 2021 as an independent company, Serve has completed tens of thousands of deliveries for enterprise partners such as Uber Eats and 7-Eleven. Serve has scalable multi-year contracts, including a signed agreement to deploy up to 2,000 delivery robots on the Uber Eats platform across multiple U.S. markets.
For further information about Serve (Nasdaq: SERV), please visit www.serverobotics.com or follow us on social media via X (Twitter), Instagram, or LinkedIn @serverobotics.
Supplemental Financial Information
The key metrics and financial tables outlined below are metrics that provide management with additional understanding of the drivers of business performance and the Company’s ability to deliver stockholder return. Investors should not place undue reliance on these metrics as indicators of future or expected results. The Company’s presentation of these metrics may differ from similarly titled metrics presented by other companies and therefore comparability may be limited.

Table 1
Key Metrics
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024

Daily Active Robots (1)	160	73	48	116	44
Daily Supply Hours (2)	1,723	648	385	1,189	342
(1)Daily Active Robots: The Company defines daily active robots as the average number of robots performing daily deliveries during the period.
(2)Daily Supply Hours: The Company defines daily supply hours as the average number of hours the Company’s robots are ready to accept offers and perform daily deliveries during the period.

Table 2
Disaggregation of Revenue
(in thousands)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024

Software services	$312	$229	$296	$541	$1,147
Fleet services	330	211	172	541	268
	$642	$440	$468	$1,082	$1,415
Forward Looking Statements

This Serve Robotics Inc. press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when we or our management are discussing our beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “may,” “could,” “should,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” “guidance,” “projects,” or similar expressions. These statements are not historical facts or guarantees of future performance, but represent management’s belief at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside of our control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements include, without limitation, statements regarding the Company’s future revenue generation, timing of the Company’s robot deployment, the Company’s ability to expand to additional markets, capabilities of the Company’s robots, the Company’s operational efficiency, and the Company’s timing and ability to scale to commercial production.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s subsequent SEC filings. The Company can give no assurance that the plans, intentions, expectations or strategies as reflected in or suggested by those forward-looking statements will be attained or achieved. The forward-looking statements in this presentation are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation.

Non-GAAP Measures of Financial Performance

To supplement the Company’s financial statements, which are presented on the basis of U.S. generally accepted accounting principles (“GAAP”), the following non-GAAP measures of financial performance are included in this release: non-GAAP general and administrative expense, non-GAAP research and development expense, non-GAAP operations expense, non-GAAP sales and marketing expense, non-GAAP operating expense, adjusted EBITDA, non-GAAP net loss and non-GAAP basic and diluted net loss per Common share.

The Company believes that providing this non-GAAP information in addition to the GAAP financial information allows investors to view the financial results in the way the Company views its operating results. The Company also believes that providing this information allows investors to not only better understand the Company’s financial performance but also better evaluate the information used by management to evaluate and measure such performance.

As such, the Company believes that disclosing non-GAAP financial measures to the readers of its financial statements provides the reader with useful supplemental information that allows for greater transparency in the review of the company’s financial and operational performance. The Company defines its non-GAAP measures by excluding stock-based compensation, transaction costs and finance lease purchase option.

Reconciliations of GAAP to these adjusted non-GAAP financial measures are included in the tables presented. When analyzing the Company’s operating results, investors should not consider non-GAAP measures as substitutes for the comparable financial measures prepared in accordance with GAAP.

To the extent that the Company presents any forward-looking non-GAAP financial measures, the Company does not present a quantitative reconciliation of such measures to the most directly comparable GAAP financial measure (or otherwise present such forward-looking GAAP measures) because it is impractical to do so.

Contacts

Media
Aduke Thelwell, VP of Communications
aduke.thelwell@serverobotics.com

Investor Relations
Sheldon Hanai, Head of Investor Relations
investor.relations@serverobotics.com

Table 3
Serve Robotics Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$116,700	$123,266
Short-term investments	66,631	-
Accounts receivable	656	87
Inventory	-	310
Prepaid expenses	2,059	1,397
Other receivables	484	192
Total current assets	186,530	125,252
Property and equipment, net	18,593	11,963
Operating lease right-of-use assets	2,416	1,808
Intangible assets, net	1,429	-
Goodwill	4,588	-
Other non-current assets	759	578
Total assets	$214,315	$139,601

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$2,531	$4,902
Accrued liabilities	1,993	655
Deferred revenue	10	20
Operating lease liabilities, current	1,155	666
Financing lease liabilities, current	-	564
Total current liabilities	5,689	6,807
Operating lease liabilities, non-current	1,420	1,113
Total liabilities	7,109	7,920

Stockholders’ equity:
Ordinary and preferred shares	6	5
Additional paid-in capital	348,494	239,201
Accumulated other comprehensive income (loss)	298	-
Accumulated deficit	(141,592)	(107,525)
Total stockholders’ equity	207,206	131,681
Total liabilities and stockholders’ equity	$214,315	$139,601

Table 4
Serve Robotics Inc.
Condensed Consolidated Statement of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024

Revenues	$642	$440	$468	$1,082	$1,415
Cost of revenues	3,501	1,909	326	5,410	678
Gross profit (loss)	(2,859)	(1,469)	142	(4,328)	737

Operating expenses:
General and administrative	8,078	4,750	1,873	12,828	2,881
Operations	2,124	1,669	871	3,793	1,412
Research and development	9,120	6,880	5,788	16,000	12,426
Sales and marketing	463	239	166	702	284
Total operating expenses	19,785	13,538	8,698	33,323	17,003

Loss from operations	(22,644)	(15,007)	(8,556)	(37,651)	(16,266)

Other income (expense):
Interest income	1,794	1,792	296	3,586	306
Interest expense	-	(3)	(556)	(3)	(1,893)
Change in fair value of derivative liability	-	-	(222)	-	(222)
Total other income (expense)	1,794	1,789	(482)	3,583	(1,809)

Provision for income taxes	-	-	-	-	-
Net loss	(20,850)	(13,218)	(9,038)	(34,068)	(18,075)

Other comprehensive loss:
Unrealized gain on foreign currency translation	343	-	-	343	-
Unrealized loss on investments	(45)	-	-	(45)	-
Comprehensive loss	$(20,552)	$(13,219)	$(9,038)	$(33,770)	$(18,075)

Weighted average common shares outstanding - basic and diluted	57,514,808	56,319,299	33,795,009	56,953,711	29,176,370
Net loss per common share - basic and diluted	$(0.36)	$(0.23)	$(0.27)	$(0.60)	$(0.62)

Table 5
Table 5
Serve Robotics Inc.
Condensed Consolidated Statement of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(34,068)	$(18,074)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation & amortization	1,292	28
Stock-based compensation	8,277	7,735
Accretion of discount on available-for-sale securities	(398)	-
Amortization of debt discount	-	1,678
Change in fair value of derivative liability	-	222

Changes in operating assets and liabilities, net of effects of business acquired:
Accounts receivable	(499)	(90)
Inventory	-	65
Prepaid expenses	(650)	(443)
Other receivables	(283)	(180)
Accounts payable	(485)	(663)
Accrued liabilities	1,208	(121)
Deferred revenue	(8)	53
Operating lease liabilities, net	188	(29)
Net cash used in operating activities	(25,426)	(9,819)
Cash flows from investing activities:
Purchases of property and equipment	(9,498)	(798)
Purchases of marketable securities	(66,308)	-
Acquisition, net of cash acquired	(5,634)	-
Security deposits	(69)	-
Capitalized software	(425)	-
Net cash used in investing activities	(81,934)	(798)
Cash flows from financing activities:
Proceeds from issuance of common stock, net of offering costs	75,847	35,849
Proceeds from issuance of common stock under the 2025 Equity Distribution Agreement, net of offering costs	13,521	-
Proceeds from short-swing profit disgorgement	48	-
Proceeds from exercise of warrants	11,376	6
Proceeds from convertible notes payable, net of offering costs	-	4,845
Proceeds from exercise of options	224	9
Repayments of note payable	-	(500)
Repayments of notes payable, related party	-	(70)
Payments of deferred offering costs	(35)	-
Repayment of financing lease liability	(186)	(747)
Net cash provided by financing activities	100,795	39,392
Effect of exchange rate changes on cash and cash equivalents	(1)	-
Net change in cash and cash equivalents	$(6,566)	$28,775
Cash and cash equivalents at beginning of period	$123,266	$7
Cash and cash equivalents at end of period	$116,700	$28,782

Table 6
Reconciliation of GAAP Net Losses to Adjusted EBITDA
(in thousands)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net loss on GAAP basis	(20,850)	(13,216)	(9,037)	(34,066)	(18,075)
Interest income	(1,794)	(1,792)	(296)	(3,586)	(286)
Interest expense	-	3	556	3	(781)
Transaction costs	239	-	-	239	-
Finance lease purchase option	2,246	-	-	2,246	-
Depreciation & amortization	817	475	10	1,292	28
Stock-based compensation	4,398	3,879	3,480	8,277	7,735
Adjusted EBITDA	(14,944)	(10,651)	(5,287)	(25,595)	(11,379)

Table 7
Reconciliation of GAAP Measures to Non-GAAP Measures
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024

GAAP cost of sales	$3,501	$1,909	$326	$5,410	$678
Stock-based compensation	-	-	-	-	-
Non-GAAP cost of sales	3,501	1,909	326	5,410	678

GAAP general & administrative expense	$8,078	$4,750	$1,873	$12,828	$2,881
Stock-based compensation	2,061	1,824	428	3,885	435
Finance lease purchase option	2,246	-	-	2,246	-
Transaction costs	239	-	-	239	-
Non-GAAP general and administrative expense	3,532	2,926	1,445	6,458	2,446

GAAP operations expense	$2,124	$1,668	$871	$3,793	$1,412
Stock-based compensation	96	80	138	176	145
Non-GAAP operations expense	2,028	1,588	733	3,617	1,267

GAAP research and development expense	$9,120	$6,880	$5,788	$16,000	$12,426
Stock-based compensation	2,159	1,928	2,861	4,087	7,101
Non-GAAP research and development expense	6,961	4,952	2,927	11,913	5,325

GAAP sales and marketing expense	$463	$239	$166	$702	$284
Stock-based compensation	83	46	53	129	56
Non-GAAP sales and marketing expense	380	193	113	573	228

GAAP operating expense	$19,785	$13,536	$8,698	$33,323	$17,003
Stock-based compensation	4,398	3,879	3,480	8,277	7,735
Finance lease purchase option	2,246	-	-	2,246	-
Transaction costs	239	-	-	239	-

Non-GAAP operating expenses	12,902	9,657	5,218	22,561	9,268

GAAP net loss	$(20,850)	$(13,216)	$(9,038)	$(34,068)	$(18,074)
Stock-based compensation	4,398	3,879	3,480	8,277	7,735
Finance lease purchase option	2,246	-	-	2,246	-
Transaction costs	239	-	-	239	-
Non-GAAP net loss	(13,967)	(9,337)	(5,558)	(23,306)	(10,339)

Weighted average common shares outstanding - basic and diluted	57,514,808	56,319,299	33,795,009	56,953,711	29,176,370
GAAP basic and diluted net loss per Common share	$(0.36)	$(0.23)	$(0.27)	$(0.60)	$(0.62)
Non-GAAP basic and diluted net loss per Common share	$(0.24)	$(0.17)	$(0.16)	$(0.41)	$(0.35)